UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M Fund, Inc.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon	97209
(Address of principal executive offices)	(Zip code)

JoNell Hermanson President, M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Frederick R. Bellamy, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2404

Registrant's telephone number, including area code: (503) 232-6960

Date of fiscal year end:    12/31

Date of reporting period: 12/31/2014

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2014 through December 31, 2014 is filed herewith.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Annual Report

December 31, 2014

M Fund, Inc.

PRESIDENT’S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the “Company”) as presented in the following Annual Report dated December 31, 2014. Total assets under management ended 2014 at $659.4 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2014.

Sub-Advisers to the portfolios of the Company are: Northern Cross, LLC for the M International Equity Fund, DSM Capital Partners LLC for the M Large Cap Growth Fund, Frontier Capital Management Company, LLC for the M Capital Appreciation Fund and AJO, LP for the M Large Cap Value Fund.

On behalf of the Company’s Board of Directors, M Financial Investment Advisers, Inc. and the Company’s participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

JoNell Hermanson

President

M Fund, Inc.

M INTERNATIONAL EQUITY FUND

Performance

For the twelve months ended December 31, 2014, the M International Equity Fund had a negative return of 7.06% (net of management fees) versus a total return (including reinvestment of dividends) of -3.87% for its benchmark, the MSCI AC World ex US Index1.

Market Environment/Conditions

2014 was a difficult year for most developed stock markets around the world but the US market performed well. The S&P 500 was up over 13%, while the MSCI AC Word ex US Index lost more than 3%—a 16% differential. Stocks in emerging countries also had a negative return for 2014, but less than developed markets.

The US was the clear winner as an improving employment picture combined with moderate inflation, earnings growth and continued historical low interest rates set the stage for the 6th consecutive year of positive returns for the US market. While the US economy appears strong—although it may be slowing—that is not the case across most other areas of the world including the important markets of Europe, China and Japan.

Global interest rates hovering near zero for more than five years since the start of the “great recession”, has created a difficult market for stock pickers. Investors are looking for alternatives to bonds and have driven up valuations in almost all areas of the market and sometimes beyond basic fundamentals. Finding good values is more difficult than it was five years ago, but not impossible when using a bottom-up, fundamental research process.

Fund Review/Current Positioning

The portfolio is comprised of strong companies in strong industries, despite relative and absolute performance in 2014. Northern Cross continues to implement its philosophy of identifying companies with global or regional franchises that possess high barriers to entry, high margins and pricing power. Northern Cross intends to hold these companies for seven to ten years, which creates a high quality, low turnover portfolio. Northern Cross believes that in the long term these types of companies will provide superior returns to investors.

The Fund underperformed in large part due to stock-specific losses within the Industrials and the Consumer Discretionary sectors, along with a drag from the currency translation of a strong US dollar. Global companies like UK-based jet engine manufacturer Rolls Royce; French energy efficiency and management company Schneider Electric; and French industrial materials manufacturer Saint-Gobain, were the largest detractors within the Industrials sector. Within the Consumer Discretionary sector Swiss luxury goods manufacturers Swatch and Richemont were the biggest drags on Fund performance.

The Fund’s underweight to the Energy sector along with stock selection in the Health Care sector from companies like Danish insulin producer Novo Nordisk and French eye care manufacturer Essilor were positive contributors to performance.

The Fund’s investments are focused on global franchises in well-structured industries, which should demonstrate good pricing power and benefit from a combination of earnings upgrades and higher relative valuations as the global economy—the US in particular—gradually recovers. And, while emerging economies, such as Brazil and China, are clearly slowing, their fundamentals continue to support long-term growth rates above that of the emerging

2

world. Because of this, Northern Cross also continues to invest in companies with well-established positions in the major developing economies. While over 80% of the Fund’s holdings are domiciled in Europe, approximately 35% of portfolio company sales come from emerging economies, 21% from North America, and 33% from Europe.

Northern Cross, LLC

Investment Sub-Adviser to the M International Equity Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Northern Cross exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/14. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

3

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE M INTERNATIONAL EQUITY FUND, MSCI AC WORLD ex USA AND
MSCI EAFE INDEX (unaudited)

The M International Equity Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M International Equity Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M International Equity Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**	12/31/04 to 12/31/14
+	MSCI EAFE—Effective May 1, 2014, the Fund changed its benchmark index from the MSCI EAFE Index to the MSCI AC World ex US Index. The MSCI AC World ex US Index is more representative of the Fund’s investment portfolio than its previous index.

MORGAN STANLEY CAPITAL INTERNATIONAL—ALL COUNTRY WORLD INDEX

1 The MSCI ACWI (All Country World Index) ex US Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets excluding the US.

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALASIA, FAR EAST INDEX

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

4

M LARGE CAP GROWTH FUND

Performance

For the twelve months ended December 31, 2014, the M Large Cap Growth Fund had a return of 10.21% (net of management fees) versus a total return (including reinvestment of dividends) of 13.05% for its benchmark, the Russell 1000 Growth Index1.

Market Environment/Conditions

After a strong start to the year, the performance of the Fund was negatively impacted by a variety of macro investor fears during March and April of 2014. DSM believes the underperformance of the March/April period was caused by excessive fear of slowing US, European, and Chinese economic growth as well as the uncertain situation in the Ukraine. At that time, these headlines caused investors to rotate to “safe havens” as evidenced by the outperformance of the traditional yield-oriented, safe-haven sectors such as utilities, consumer staples and sovereign debt.

However, on a micro level, the businesses in the Fund were largely unaffected by the macro fears. Over the first three quarters of the year, the Fund generated low-teens revenue growth and high-teens earnings growth. Driven by solid quarterly earnings results, the performance of the Fund has exceeded that of its benchmark since April.

Over the last several years, DSM has expected global economic growth in the 3% range, with the United States growing 2% or even 3%. In 2015, DSM continues to maintain its 3% global growth view, with United States growth in 2015 possibly reaching 3%. Unfortunately Europe’s economic outlook has deteriorated. DSM expects European GDP to approximate zero, but there is clearly a risk of negative growth. DSM projects growth in China in the 7% range, while Japanese growth looks to be modestly positive.

In the first quarter, United States growth was a negative (2)%; however GDP growth was 3% for the full year. With the price of oil less than half of its high, and other commodity prices falling, 2015 United States growth could move to 3%. The falling price of energy acts like a big tax cut on the economy, helping to lift economic growth. Additional evidence to support this outlook includes modestly growing bank lending, lower unemployment, solid retail sales and continued low interest rates. Unfortunately, investment spending remains weak, likely as a result of anti-growth tax, regulatory and fiscal policies.

In Europe, DSM’s recent expectation of up to 1% GDP growth may be optimistic. The Russia-Ukraine situation appears to have acted as a catalyst to dampen economic growth. The lower cost of oil will help Europe as well, but it is partially offset by high gas taxes. However, inflation in Europe is very low, perhaps even negative, providing the ECB with plenty of room for quantitative easing. It is unlikely that the political situation in Greece will prevent the ECB from pushing forward with quantitative easing and sovereign debt issues are not developing elsewhere in Europe. However, Russia’s largest companies are leveraged with debt, much of it secured by oil prices. Decreasing oil prices and sanctions preventing access to global capital markets, may force the state to absorb these debts, which could exacerbate sovereign debt risk in Russia.

China’s GDP is expected to grow by 7% in 2015. The Chinese government has increased monetary easing and continues with some infrastructure spending projects to avoid economic weakness in 2015. China’s stock market has recently exploded upwards, as Chinese retail investors have increased their investments in equities. Many observers believe that in some cases property is being sold to finance these investments. The recent run-up may well be a bubble, but the diversification into equities and away from real estate and the “shadow banking” system is positive. The Japanese economy continues to recover gradually, driven in part by the mixed success of the much touted “Abenomics” program.

5

Fund Review/Current Positioning

The Fund is constructed based on DSM’s view of slow growth in the United States, faster growth in emerging markets and fractional growth in Europe. DSM’s strategy continues to focus on investments in businesses that generate the majority of their revenue in North America and emerging markets. At this time, emerging markets account for approximately 21% of weighted portfolio revenue, with North America at approximately 55%. Europe accounts for approximately 19% of the Fund’s revenue and other developed markets approximate 5%.

The majority of the Fund is invested in the health care, consumer discretionary, and technology sectors, with smaller weightings in the financials, industrials, materials, and consumer staples sectors. The Fund continues to have a solid weighting in the global internet business through investments in Alibaba, Baidu, Google, Priceline, and Tencent. Holdings also include three “business-to-business” global service companies: MasterCard, Visa and Cognizant Technology Solutions. For the year, the Fund underperformed the benchmark primarily as a result of stock selection and an over weighted position in consumer discretionary sector. DSM’s stock selection in the industrials and technology sectors also contributed to negative performance. The Fund’s overweight and stock selections in health care, as well as the underweight in energy, benefitted performance. By security, the top five contributors to the Fund’s performance included Celgene, Monster Beverage, Alexion Pharmaceuticals, Regeneron Pharmaceuticals, and Time Warner.

The Fund continues to be focused on unique global businesses that have been identified, and continuously subject to analysis by DSM’s investment team. DSM believes that the valuation of the Fund, at 20.3x next-four-quarter earnings through December of 2015 based on its calculations, continues to be attractive in the current slow growth economic environment and relative to the market. DSM also continues to project low double-digit revenue growth and mid-to-high teens earnings growth rate through 2018. Additionally, holdings remain characterized by very strong balance sheets and significant free cash flow.

DSM Capital Partners LLC

Investment Sub-Adviser to the M Large Cap Growth Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of DSM exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/14. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the

6

Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

7

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

THE M LARGE CAP GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX (Unaudited)

The M Large Cap Growth Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Growth Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Growth Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**	12/31/04 to 12/31/14

RUSSELL 1000 GROWTH INDEX

1 The Russell 1000 Growth Index includes dividends reinvested in the Russell 1000 Growth Index as reported by the Russell Company. The Russell 1000 Growth Index is a capitalization weighted index containing over 600 widely held securities with growth characteristics. DSM uses the Russell 1000 Growth Index as a benchmark because its average market capitalization is similar to that of the M Large Cap Growth Fund, and it is an industry standard. Characteristics of any benchmark may differ materially from accounts managed by DSM.

8

M CAPITAL APPRECIATION FUND

Performance

For the twelve months ended December 31, 2014, the M Capital Appreciation Fund had a return of 12.42% (net of management fees) versus 7.07% for its benchmark, the Russell 2500 Index1.

Market Environment/Conditions

During 2014, the market benefited from increasing evidence of a gradual recovery in the domestic economy; a continued low interest rate environment; and reasonable investor expectations. The Fund benefited from significant positive stock selection as a number of holdings produced better-than-expected earnings growth and/or unveiled exciting new strategic developments.

Fund Review/Current Positioning

The technology sector was the largest contributor to relative performance as the average portfolio holding in this group returned 31.0% versus only 5.6% for the benchmark. Most notably, two manufacturers of power amplifiers, Skyworks (+156%) and Triquint (+230%), experienced the early benefits of consolidation within the semi-conductor market and continued strong underlying demand from global mobile device proliferation. Electronic Arts (+105%) posted stronger-than-expected earnings growth as the next generation of gaming consoles gained momentum and the company capitalized on the profit-enhancing shift toward digital distribution.

The Fund also benefited from positive stock selection in the health care sector, yielding an average return of 47.1% versus 21.8% for the benchmark. Intermune was acquired by Roche for $8.3bb after posting very encouraging data on its drug to treat idiopathic pulmonary fibrosis (IPF), a terminal lung scarring disease, and returned over four times the Fund’s original investment, as a result. The Fund was equally affected by the continued contribution from three long-term holdings: Dexcom (+55.5%), Illumina (+66.9%) and Cooper Companies (+30.9%).

Given the Fund’s large position in airline stocks, the consumer durable sector also yielded positive results. United Continental Holdings, Inc. increased 77% for the year. The domestic airline industry continues to benefit from the pronounced industry consolidation and renewed focus on return on capital. In addition, Frontier expects the decline in fuel prices to also drive earnings in the coming year.

On the negative side, Nextel International (-93.7%) was forced to restructure following numerous operational missteps and macroeconomic and currency factors beyond their control. As a result, Frontier eliminated the Fund’s position in Nextel.

Finally, the biggest macroeconomic development during the latter half of 2014 was the substantial decline in oil prices. A surge in shale drilling lifted U.S. output to the fastest pace in three decades amid slowing growth in world demand. Members of the Organization of Petroleum Exporting Countries (OPEC) have resisted calls from producers such as Venezuela and Ecuador to reduce output to stem the price drop and have instead chosen to retain their market share and force higher-cost producers out of the market. Not surprising, energy was by far the worst performing sector in the benchmark, declining 31% for the year. The Fund was slightly overweight (7.9% vs. 5.5%) and its stocks underperformed the benchmark, declining 37% with five of its top ten detractors from performance coming from this sector. Frontier is in the process of eliminating positions where a company’s balance sheet may not provide it with the staying power to weather the current low oil price environment.

9

As in 2014, highly selective stock picking will be critical for above-average returns in 2015. Frontier’s research approach uses a bottom-up analysis of company specific fundamentals to ascertain the potential of each new investment. This analysis produces an assessment of each potential portfolio company’s management team, along with a detailed proprietary earnings model that provides a company’s earnings growth potential. Frontier seeks to own companies that have the potential to report much higher earnings than what is currently being generated and to purchase them at valuations that do not appear to recognize that potential. While valuations for the broad market have improved substantially during the nearly six-year bull run, Frontier continues to identify attractive investment opportunities across a broad range of industries.

Frontier Capital Management Company, LLC

Investment Sub-Adviser to the M Capital Appreciation Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of Frontier exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/14. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

10

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

THE M CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX (Unaudited)

The M Capital Appreciation Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Capital Appreciation Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Capital Appreciation Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**	12/31/04 to 12/31/14

RUSSELL 2500 STOCK INDEX

1 The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

11

M LARGE CAP VALUE FUND

Performance

The M Large Cap Value Fund gained 9.68% (net of management fees) in 2014, as compared to its Russell 1000 Value Index1 return of 13.45% for the same period.

Market Environment/Conditions

The U.S. equity markets reached a number of milestones last year: It was the sixth consecutive year with positive returns and the third with double-digit advances, capping the fourth longest post-war gain. Despite the strength of the market, low-beta stocks unexpectedly dominated. For much of the year, small-cap stocks trailed large-cap stocks (the fourth quarter was an exception to that trend). Similarly, the market exhibited no style preference over the course of the year; however, more recently, value edged out growth. On a broader level, U.S. equities fared better than their international brethren (emerging) and long-term Treasuries and REITs were crowned king.

Fund Review/Current Positioning

The Fund is fully invested in U.S. equities with no broad sector bets, and only modest industry-level and stock-specific bets. The goal is to outperform the benchmark, the Russell 1000 Value Index, with incremental gains across many holdings. Using bottom-up, quantitatively-driven stock selection, AJO evaluates companies relative to their industry peers using four broad categories of measures: value, management, momentum, and sentiment. Value means the somewhat traditional ratios of price to fundamental value; management means evidence that a company’s executive team has and will continue to emphasize earning power; momentum indicates when stocks might begin to rise toward full valuation; and sentiment captures the buying and selling behavior of key investor segments in various markets. When considering new investments, AJO keeps a sharp eye on minimizing transaction costs, which helps maximize profits for the Fund.

The Fund lagged its benchmark this year by -3.8%. It was the second worst four consecutive quarters of underperformance over AJO’s 19-year history of managing the AJO Large Cap—Absolute Value strategy, the strategy utilized by the Fund. AJO was unable to gain traction in an environment where low risk and large cap stocks outperformed high-risk and small-cap stocks. While AJO does not explicitly control for volatility and size, it is ultimately exposed to both as a result of its bottom-up stock selection. AJO’s management and momentum factors—specifically long-term growth and price-relative strength—detracted from the effectiveness of its stock selection, particularly among the Funds’ holdings in the energy and financials sectors. AJO’s value orientation, however, aided relative return, helping to dampen the negative influence of other factors used in its process.

AJO strongly believes that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable sentiment.

AJO, LP

Investment Sub-Adviser to M Large Cap Value Fund

Performance represented is net of fees. The foregoing reflects the thoughts and opinions of AJO exclusively and is subject to change without notice. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or

12

opportunities. Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance. Portfolio characteristics are as of 12/31/14. Please note that all indices are unmanaged and are not available for direct investment.

* This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

THE M LARGE CAP VALUE FUND AND THE RUSSELL 1000 VALUE INDEX (Unaudited)

The M Large Cap Value Fund’s total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the M Large Cap Value Fund or Index. Share value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the M Large Cap Value Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**	12/31/04 to 12/31/14

RUSSELL 1000 VALUE INDEX

1 The Russell 1000® Value Index is a market capitalization-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

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M International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2014

		Value
Shares		(Note 1)
	COMMON STOCKS—97.6%
	Austria—0.9%
80,537	Erste Group Bank AG	$1,873,184

	Belgium—3.1%
59,376	Anheuser-Busch InBev NV	6,682,253

	Brazil—1.3%
111,120	Banco Bradesco SA (Preference)	1,465,603
110,789	Itau Unibanco Holding SA, ADR (Preference)	1,441,365
		2,906,968

	Canada—0.2%
51,202	Barrick Gold Corp.	550,422

	Colombia—0.5%
22,863	Bancolombia SA, SP ADR†	1,094,680

	Denmark—2.4%
125,423	Novo Nordisk A/S	5,305,363

	France—17.5%
41,427	Accor SA	1,862,185
11,638	Air Liquide SA	1,440,082
226,406	AXA SA	5,217,082
70,797	Cie de St-Gobain	2,999,019
39,123	Cie Generale d’Optique Essilor International SA	4,362,970
41,203	Danone SA	2,693,772
756	Hermes International†	269,198
44,622	JCDecaux SA	1,536,370
19,426	L’Oreal SA	3,251,365
42,005	Legrand SA	2,203,505
15,050	LVMH Moet Hennessy Louis Vuitton SA	2,383,945
36,275	Pernod-Ricard SA	4,031,518
75,592	Schneider Electric SA	5,505,306
1,007	Unibail-Rodamco SE, REIT	259,362
		38,015,679
	Germany—11.0%
29,014	Allianz SE, Registered	4,805,478
44,336	Daimler AG, Registered	3,682,285
20,937	Fresenius Medical Care AG & Co. KGaA	1,562,671
38,195	Fresenius SE & Co. KGaA	1,985,912
21,678	Linde AG	3,993,138
70,909	SAP AG	4,951,459
13,356	Volkswagen AG (Preference)	2,968,443
		23,949,386

	Hong Kong—1.2%
111,000	Cheung Kong Holdings, Ltd.	1,861,750
271,000	Hang Lung Properties, Ltd.	756,011
		2,617,761

	Italy—1.5%
494,723	Intesa Sanpaolo SpA	1,435,142
135,347	Pirelli & C. SpA	1,825,479
		3,260,621

	Japan—8.4%
53,700	Dentsu, Inc.	2,257,624
29,700	FANUC Corp	4,896,944
111,405	Japan Tobacco, Inc.†	3,066,173
94,900	Komatsu, Ltd.†	2,098,043
29,100	LIXIL Group Corp.	612,431
5,000	Mitsubishi Estate Co., Ltd.	105,354
12,400	SMC Corp.†	3,251,577
62,600	Tokio Marine Holdings, Inc.	2,033,103
		18,321,249

	Jersey—2.4%
477,576	Glencore Xstrata Plc*	2,204,409
41,631	Shire Plc	2,951,641
		5,156,050

	Malaysia—0.8%
667,600	Genting Bhd	1,691,185

	Netherlands—3.5%
49,044	Heineken NV	3,482,501
15,709	Unibail-Rodamco SE, REIT	4,029,918
		7,512,419

The accompanying notes are an integral part of these financial statements.

15

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Singapore—1.5%
178,709	United Overseas Bank, Ltd.	$3,297,904

	Spain—3.8%
539,065	Banco Bilbao Vizcaya Argentaria SA	5,091,146
385,903	Banco Santander SA	3,238,928
		8,330,074

	Sweden—5.2%
145,810	Atlas Copco AB	4,057,257
91,745	Investor AB	3,335,647
175,940	Sandvik AB†	1,710,678
201,303	Volvo AB	2,170,749
		11,274,331

	Switzerland—17.0%
164,114	ABB, Ltd., Registered*	3,472,347
47,848	Cie Financiere Richemont SA, Registered	4,242,137
51,506	Holcim, Ltd., Registered*	3,681,862
54,830	Nestle SA, Registered	3,997,161
61,516	Novartis AG, Registered	5,705,208
21,361	Roche Holding AG	5,787,596
5,827	Swatch Group AG (The)	2,588,681
11,671	Syngenta AG, Registered	3,754,066
213,881	UBS Group AG*	3,676,550
		36,905,608
	United Kingdom—13.3%
63,854	Anglo American Plc	1,181,583
237,639	BG Group Plc	3,180,014
130,166	CRH Plc†	3,121,221
174,776	Diageo Plc	5,006,820
86,354	Indivior Plc*	201,080
4,708,025	Lloyds Banking Group Plc*	5,537,857
53,325	Pearson Plc	984,813
33,914	Reckitt Benckiser Group Plc	2,746,828
369,110	Rolls-Royce Holdings Plc*	4,958,566
127,763	Standard Chartered Plc	1,910,810
		28,829,592

	United States—2.2%
123,128	Freeport-McMoRan Copper & Gold, Inc.	2,876,270
32,034	Las Vegas Sands Corp.†	1,863,098
		4,739,368

	TOTAL COMMON STOCKS (Cost $197,795,660)	212,314,097

		Expiration
		Date
	WARRANT—0.1%
	Malaysia—0.1%
214,915	Genting Bhd (GENTING BHD GENTING BHD CW)* (Cost $101,263)	12/18/18	171,489

	RIGHTS—0.0%
	Spain—0.0%
539,065	Banco Bilbao Vizcaya Argentaria SA(BBVA RIGHT)†,* (Cost $52,731)	01/07/15	51,531

	PREFERRED STOCK—0.0%
	United Kingdom—0.0%
32,622,930	Rolls Royce Holdings Plc 0.00%* (Cost $52,363)		50,846

The accompanying notes are an integral part of these financial statements.

16

M International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

Par				Value
Amount		Yield	Maturity	(Note 1)
	SHORT-TERM INVESTMENTS—3.0%
$4,974,242	State Street Bank and Trust Co(Euro Time Deposit)	0.010%	01/02/2015	$4,974,242

Shares
1,549,019	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.193%	1,549,019
	TOTAL SHORT-TERM INVESTMENTS (Cost $6,523,261)		6,523,261

	TOTAL INVESTMENTS AT VALUE—100.7% (Cost $204,525,278)		219,111,224
	Liabilities in Excess of Other Assets—(0.7)%		(1,586,246)
	NET ASSETS—100.0%.		$217,524,978

Notes to the Schedule of Investments:

ADR—American Depositary Receipt
REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security
†	Denotes all or a portion of security on loan (Note 1)
††	Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

17

M International Equity Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2014

At December 31, 2014, industry diversification of the M International Equity Fund’s investments as a percentage of net assets was as follows:

Percentage
of Net
Summary of Industry Classifications	Assets
Commercial Banks	12.1%
Pharmaceuticals	9.2%
Beverages	8.8%
Machinery	8.4%
Insurance	5.5%
Electrical Equipment	5.1%
Textiles, Apparel and Luxury Goods	4.4%
Chemicals	4.2%
Automobiles	3.1%
Construction Materials	3.1%
Food Products	3.1%
Metals and Mining	3.1%
Hotels, Restaurants & Leisure	2.5%
Aerospace & Defense	2.3%
Software	2.3%
Media	2.2%
Health Care Equipment and Supplies	2.0%
Real Estate Investment Trusts (REITs)	2.0%
Building Products	1.7%
Capital Markets	1.7%
Health Care Providers and Services	1.6%
Diversified Financial Services	1.5%
Oil, Gas and Consumable Fuels	1.5%
Personal Products	1.5%
Tobacco	1.4%
Household Products	1.3%
Real Estate Management and Development	1.2%
Auto Components	0.8%
Warrant	0.1%
Short-Term Investments	3.0%
Total	100.7%

The accompanying notes are an integral part of these financial statements.

18

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2014

		Value
Shares		(Note 1)
	COMMON STOCKS—99.4%
	Aerospace & Defense—6.0%
30,225	Precision Castparts Corp.	$7,280,598
224,300	Safran SA, SP ADR	3,422,818
		10,703,416

	Beverages—2.7%
44,600	Monster Beverage Corp.*	4,832,410

	Biotechnology—21.3%
43,050	Alexion Pharmaceuticals, Inc.*	7,965,541
22,200	Biogen Idec, Inc.*	7,535,790
132,200	Celgene Corp.*	14,787,892
18,300	Regeneron Pharmaceuticals, Inc.†,*	7,507,575
		37,796,798

	Capital Markets—7.4%
22,600	Affiliated Managers Group, Inc.*	4,796,624
9,175	BlackRock, Inc.	3,280,613
128,200	Invesco, Ltd.	5,066,464
		13,143,701

	Chemicals—3.1%
46,700	Monsanto Co.	5,579,249

	Health Care Equipment and Supplies—3.5%
139,300	Abbott Laboratories	6,271,286

	Hotels, Restaurants & Leisure—7.8%
59,300	Las Vegas Sands Corp.	3,448,888
84,000	Starbucks Corp.	6,892,200
24,100	Wynn Resorts, Ltd.	3,585,116
		13,926,204

	Internet and Catalog Retail—4.0%
6,285	Priceline.com, Inc.*	7,166,220

	Internet Software and Services—12.7%
46,700	Alibaba Group Holding, Ltd., SP ADR†,*	4,853,998
21,000	Baidu.com, Inc. SP ADR*	4,787,370
6,880	Google, Inc., Class A*	3,650,941
5,480	Google, Inc., Class C*	2,884,672
437,700	Tencent Holdings, Ltd., ADR†	6,351,027
		22,528,008
	IT Services—11.2%
139,700	Cognizant Technology Solutions Corp., Class A*	7,356,602
63,400	MasterCard, Inc., Class A	5,462,544
27,100	Visa, Inc., Class A†	7,105,620
		19,924,766

	Media—9.7%
101,700	Comcast Corp., Class A.	5,899,617
52,800	Discovery Communications, Inc.*	1,780,416
63,100	Discovery Communications, Inc., Class A†,*	2,173,795
87,400	Time Warner, Inc.	7,465,708
		17,319,536

	Multiline Retail—4.9%
52,600	Dollar General Corp.*	3,718,820
70,400	Dollar Tree, Inc.*	4,954,752
		8,673,572

	Pharmaceuticals—3.6%
38,300	Perrigo Co. Plc.	6,402,228

	Semiconductors and Semiconductor Equipment—1.5%
34,800	NXP Semiconductors NV*	2,658,720

	TOTAL COMMON STOCKS (Cost $134,399,910)	176,926,114

The accompanying notes are an integral part of these financial statements.

19

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

Par				Value
Amount		Yield	Maturity	(Note 1)
	SHORT-TERM INVESTMENTS—8.7%
$677,137	State Street Bank and Trust Co(Euro Time Deposit)	0.010%	01/02/2015	$677,137

Shares
14,729,915	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.193%	14,729,915
	TOTAL SHORT-TERM INVESTMENTS (Cost $15,407,052)	.	15,407,052

	TOTAL INVESTMENTS AT VALUE—108.1% (Cost $149,806,962)		192,333,166
	Liabilities in Excess of Other Assets—(8.1)%		(14,428,864)
	NET ASSETS—100.0%		$177,904,302

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

*	Non-income producing security
†	Denotes all or a portion of security on loan (Note 1)
††	Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

20

M Large Cap Growth Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2014

At December 31, 2014, industry sector diversification of the M Large Cap Growth Fund’s investments as a percentage of net assets was as follows:

Percentage
of Net
Summary of Sector Classifications	Assets
Health Care	28.4%
Consumer Discretionary	26.4%
Information Technology	25.4%
Financials	7.4%
Industrials	6.0%
Materials	3.1%
Consumer Staples	2.7%
Short-Term Investments	8.7%
Total	108.1%

The accompanying notes are an integral part of these financial statements.

21

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2014

		Value
Shares		(Note 1)
	COMMON STOCKS—99.4%
	Air Freight and Logistics—1.2%
21,512	Hub Group, Inc., Class A*	$819,177
106,892	UTi Worldwide, Inc.†,*	1,290,186
		2,109,363

	Airlines—8.4%
27,153	American Airlines Group, Inc.	1,456,215
181,276	Controladora Vuela Cia de
	Aviacion SAB de CV, ADR†,*	1,635,110
93,793	JetBlue Airways Corp.†,*	1,487,557
159,668	United Continental Holdings, Inc.*	10,680,192
		15,259,074

	Auto Components—2.4%
11,856	Autoliv, Inc.†	1,258,159
72,171	Fox Factory Holding Corp.*	1,171,335
46,390	Modine Manufacturing Co.*	630,904
6,310	Tenneco, Inc.*	357,209
9,274	TRW Automotive Holdings Corp.*	953,831
		4,371,438

	Biotechnology—1.4%
5,259	BioMarin Pharmaceutical, Inc.*	475,414
26,363	Celladon Corp.†,*	514,869
30,786	Myriad Genetics, Inc.†,*	1,048,571
29,830	Sangamo BioSciences, Inc.*	453,714
		2,492,568

	Building Products—2.4%
16,636	Armstrong World Industries, Inc.*	850,432
26,293	Lennox International, Inc.	2,499,675
24,094	Trex Co., Inc.†,*	1,025,923
		4,376,030

	Capital Markets—1.9%
33,559	E*TRADE Financial Corp.*	813,973
16,445	LPL Financial Holdings, Inc.	732,625
23,902	Raymond James Financial, Inc.	1,369,346
9,752	Waddell & Reed Financial, Inc.,
	Class A	485,845
		3,401,789
	Chemicals—3.4%
16,827	Albemarle Corp.†	1,011,808
21,895	Cabot Corp.	960,315
7,744	Celanese Corp., Series A	464,330
17,305	FMC Corp.	986,904
83,850	Kraton Performance
	Polymers, Inc.*	1,743,241
42,833	Tronox, Ltd., Class A	1,022,852
		6,189,450

	Commercial Banks—2.5%
66,390	PacWest Bancorp	3,018,089
46,399	Popular, Inc.*	1,579,886
		4,597,975
	Commercial Services &
	Supplies—0.7%
28,712	KAR Auction Services, Inc.	994,871
13,213	Ritchie Bros. Auctioneers, Inc.†	355,297
		1,350,168

	Communications
	Equipment—0.2%
13,194	ADTRAN, Inc.	287,629

	Computers and Peripherals—0.7%
91,403	QLogic Corp.*	1,217,488

	Construction and Engineering—1.3%
15,871	KBR, Inc.	269,014
28,644	MasTec, Inc.†,*	647,641
19,122	Primoris Services Corp.	444,395
33,941	Quanta Services, Inc.*	963,585
		2,324,635

	Construction Materials—2.8%
36,905	Caesarstone Sdot-Yam, Ltd.	2,207,657
27,529	Eagle Materials, Inc.	2,093,030
6,310	Martin Marietta Materials, Inc.†	696,119
		4,996,806

	Consumer Finance—0.3%
30,691	Green Dot Corp., Class A*	628,859

The accompanying notes are an integral part of these financial statements.

22

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Containers and Packaging—1.9%
80,073	Berry Plastics Group, Inc.*	$2,526,303
12,716	Packaging Corp. of America	992,484
		3,518,787

	Diversified Consumer Services—0.4%
35,590	2u, Inc.*	699,699
3,938	Career Education Corp.*	27,409
		727,108

	Diversified Financial Services—0.5%
37,446	Leucadia National Corp.	839,539

	Diversified Telecommunication Services—2.1%
75,700	Cogent Communications Group, Inc.	2,679,023
112,533	Premiere Global Services, Inc.*	1,195,101
		3,874,124

	Electrical Equipment—0.2%
3,729	Hubbell, Inc., Class B	398,369

	Electronic Equipment, Instruments & Components—7.1%
41,877	Belden, Inc.	3,300,327
29,830	Control4 Corp.†,*	458,487
44,459	DTS, Inc.*	1,367,114
142,554	Flextronics International, Ltd.*	1,593,754
33,032	Itron, Inc.*	1,396,923
59,087	Jabil Circuit, Inc.	1,289,869
32,794	Rogers Corp.*	2,670,743
26,984	Universal Display Corp.†,*	748,806
		12,826,023

	Energy Equipment and Services—0.9%
13,577	Dril-Quip, Inc.*	1,041,763
174,788	McDermott International, Inc.†,*	508,633
		1,550,396
	Health Care Equipment and Supplies—7.1%
20,575	Cooper Cos., Inc. (The)	3,335,002
61,119	Dexcom, Inc.*	3,364,601
9,752	Edwards Lifesciences Corp.*	1,242,210
8,414	HeartWare International, Inc.†,*	617,840
77,286	Insulet Corp.†,*	3,559,793
196,096	Unilife Corp.†,*	656,921
		12,776,367

	Health Care Providers and Services—1.4%
17,709	Catamaran Corp.*	916,441
24,763	Mednax, Inc.*	1,637,082
		2,553,523

	Health Care Technology—0.4%
50,195	Allscripts Healthcare Solutions, Inc.*	640,990

	Household Durables—1.0%
17,401	Harman International Industries, Inc.	1,856,861

	Industrial Conglomerates—0.4%
9,083	Carlisle Cos., Inc.	819,650

	Insurance—2.1%
9,370	Everest Re Group, Ltd.	1,595,711
16,349	HCC Insurance Holdings, Inc.	874,999
27,440	W. R. Berkley Corp.	1,406,574
		3,877,284

	Internet Software and Services—2.6%
20,174	Akamai Technologies, Inc.*	1,270,155
164,258	Brightcove, Inc.†,*	1,277,927
76,523	Gogo, Inc.†,*	1,264,925
84,412	QuinStreet, Inc.*	512,381
22,153	Web.com Group, Inc.*	420,686
		4,746,074

	IT Services—0.7%
7,936	Global Payments, Inc.	640,673
16,540	Verifone Systems, Inc.*	615,288
		1,255,961

The accompanying notes are an integral part of these financial statements.

23

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Life Sciences Tools and Services—1.8%
14,150	Illumina, Inc.*	$2,611,807
26,388	QIAGEN NV†,*	619,063
		3,230,870

	Machinery—3.4%
25,623	Harsco Corp.	484,018
100,199	Meritor, Inc.*	1,518,015
13,577	Pall Corp.	1,374,128
124,771	Wabash National Corp.†,*	1,542,170
11,282	WABCO Holdings, Inc.*	1,182,128
		6,100,459

	Marine—0.3%
7,266	Kirby Corp.*	586,657

	Media—1.5%
35,184	Imax Corp.†,*	1,087,186
52,012	Lions Gate Entertainment Corp.†	1,665,424
		2,752,610

	Metals and Mining—2.3%
37,192	Agnico-Eagle Mines, Ltd.†	925,709
40,156	Allegheny Technologies, Inc.†	1,396,224
82,831	Globe Specialty Metals, Inc.	1,427,178
23,541	Horsehead Holding Corp.†,*	372,654
		4,121,765

	Oil, Gas and Consumable Fuels—4.2%
31,456	Cabot Oil & Gas Corp.	931,412
61,477	Carrizo Oil & Gas, Inc.*	2,557,443
12,716	CONSOL Energy, Inc.	429,928
26,962	Continental Resources, Inc.†,*	1,034,262
198,964	Emerald Oil, Inc.†,*	238,757
27,822	InterOil Corp.†,*	1,357,435
26,539	Rex Energy Corp.†,*	135,349
98,986	SandRidge Energy, Inc.†,*	180,155
63,853	WPX Energy, Inc.*	742,611
		7,607,352

	Paper and Forest Products—1.7%
30,117	Boise Cascade Co.*	1,118,846
120,564	Louisiana-Pacific Corp.†,*	1,996,540
		3,115,386
	Pharmaceuticals—0.1%
6,827	Intersect ENT, Inc.†,*	126,641

	Real Estate Investment Trusts (REITs)—0.3%
53,350	Ares Commercial Real Estate
	Corp., REIT	612,458

	Real Estate Management and Development—0.0%
520	RE/MAX Holdings, Inc., Class A† .	17,810

	Road and Rail—0.4%
5,354	Kansas City Southern	653,349

	Semiconductors and Semiconductor Equipment—14.1%
21,225	Altera Corp.	784,052
100,868	Atmel Corp.*	846,787
116,449	Cypress Semiconductor Corp.†,*	1,662,892
74,480	Fairchild Semiconductor
	International, Inc.*	1,257,222
55,167	Integrated Device Technology, Inc.*	1,081,273
30,786	International Rectifier Corp.*	1,228,361
36,619	Maxim Integrated Products, Inc.	1,167,048
6,501	Microsemi Corp.*	184,498
48,952	Monolithic Power Systems, Inc.	2,434,872
85,571	ON Semiconductor Corp.*	866,834
288,455	QuickLogic Corp.†,*	905,749
20,000	Semtech Corp.*	551,400
10,421	Silicon Laboratories, Inc.*	496,248
35,729	Skyworks Solutions, Inc.	2,597,856
53,637	SunEdison, Inc.†,*	1,046,458
18,931	Synaptics, Inc.†,*	1,303,210
50,386	Tessera Technologies, Inc.	1,801,803
138,252	TriQuint Semiconductor, Inc.*	3,808,843
84,141	Ultratech, Inc.†,*	1,561,657
		25,587,063

The accompanying notes are an integral part of these financial statements.

24

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Software—6.5%
22,277	Advent Software, Inc.†	$682,567
35,662	Electronic Arts, Inc.*	1,676,649
17,114	Ellie Mae, Inc.†,*	690,037
41,017	FleetMatics Group Plc†,*	1,455,693
42,164	Fortinet, Inc.*	1,292,748
91,149	Rovi Corp.*	2,059,056
55,527	Seachange International, Inc.*	354,262
71,919	Silver Spring Networks, Inc.†,*	606,277
59,278	Tangoe, Inc.†,*	772,393
83,276	TiVo, Inc.*	985,988
420,014	Zynga, Inc., Class A†,*	1,117,237
		11,692,907

	Specialty Retail—1.6%
37,326	Chico’s FAS, Inc.	605,055
41,400	MarineMax, Inc.*	830,070
57,079	Select Comfort Corp.*	1,542,845
		2,977,970
	Textiles, Apparel and Luxury
	Goods—0.2%
19,313	Vera Bradley, Inc.†,*	393,599

	Trading Companies and Distributors—1.9%
54,186	MRC Global, Inc.*	820,918
60,139	Stock Building Supply
	Holdings, Inc.*	921,329
15,298	Watsco, Inc.	1,636,886
		3,379,133

	Wireless Telecommunication
	Services—0.7%
10,804	SBA Communications Corp.,
	Class A*	1,196,651

	TOTAL COMMON STOCKS
	(Cost $103,422,611)	180,017,008

Par
Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—17.4%
$964,852	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2015	964,852

Shares
30,486,938	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.193%	30,486,938
	TOTAL SHORT-TERM INVESTMENTS (Cost $31,451,790)		31,451,790

	TOTAL INVESTMENTS AT VALUE—116.8%
	(Cost $134,874,401)		211,468,798
	Liabilities in Excess of Other Assets—(16.8)%		(30,488,401)
	NET ASSETS—100.0%		$180,980,397

Notes to the Schedule of Investments:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

*	Non-income producing security
†	Denotes all or a portion of security on loan (Note 1)
††	Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

25

M Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2014

At December 31, 2014, industry sector diversification of the M Capital Appreciation Fund’s investments as a percentage of net assets was as follows:

Percentage
of Net
Summary of Sector Classifications	Assets
Information Technology	31.9%
Industrials	20.6%
Health Care	12.2%
Materials	12.1%
Financials	7.6%
Consumer Discretionary	7.1%
Energy	5.1%
Telecommunication Services	2.8%
Short-Term Investments	17.4%
Total	116.8%

The accompanying notes are an integral part of these financial statements.

26

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2014

		Value
Shares		(Note 1)
	COMMON STOCKS—97.5%
	Aerospace & Defense—3.5%
2,030	Alliant Techsystems, Inc.†	$235,987
22,300	Exelis, Inc.	390,919
3,280	General Dynamics Corp.	451,394
3,740	Huntington Ingalls Industries, Inc.	420,600
3,100	Lockheed Martin Corp.	596,967
5,700	Northrop Grumman Corp.	840,123
		2,935,990

	Air Freight and Logistics—1.4%
6,470	FedEx Corp.	1,123,580

	Airlines—3.8%
15,420	Alaska Air Group, Inc.	921,499
24,640	Delta Air Lines, Inc.	1,212,042
23,400	Southwest Airlines Co.	990,288
		3,123,829

	Auto Components—2.5%
4,790	Delphi Automotive Plc .	348,329
8,330	Lear Corp.	817,006
8,510	Magna International, Inc.	924,952
		2,090,287

	Beverages—0.6%
6,470	Dr Pepper Snapple Group, Inc.	463,770

	Biotechnology—2.4%
2,300	Biogen Idec, Inc.*	780,735
4,170	Gilead Sciences, Inc.*	393,064
6,200	United Therapeutics Corp.*	802,838
		1,976,637

	Capital Markets—2.6%
5,580	Ameriprise Financial, Inc.	737,955
3,900	Goldman Sachs Group, Inc. (The)	755,937
11,880	Morgan Stanley .	460,944
2,750	T. Rowe Price Group, Inc.	236,115
		2,190,951

	Chemicals—1.9%
2,920	CF Industries Holdings, Inc.	795,817
9,390	LyondellBasell Industries NV,
	Class A	745,472
		1,541,289
	Commercial Banks—6.0%
37,080	Citigroup, Inc.	2,006,399
21,010	Huntington Bancshares, Inc./OH	221,025
44,230	JPMorgan Chase & Co.	2,767,913
		4,995,337

	Computers and Peripherals—2.9%
7,360	Apple, Inc.	812,397
11,430	Lexmark International, Inc.†	471,716
10,420	Western Digital Corp.	1,153,494
		2,437,607

	Consumer Finance—3.1%
13,830	Ally Financial, Inc.*	326,665
14,270	Capital One Financial Corp.	1,177,988
16,220	Discover Financial Services	1,062,248
		2,566,901

	Diversified Financial Services—4.1%
3,370	Berkshire Hathaway, Inc., Class B*	506,005
7,900	CBOE Holdings, Inc.	501,018
9,660	McGraw Hill Financial, Inc.	859,547
8,600	Moody’s Corp.	823,966
17,200	Voya Financial, Inc.	728,936
		3,419,472

	Diversified Telecommunication
	Services—2.3%
37,500	AT&T, Inc.	1,259,625
17,190	CenturyLink, Inc.	680,380
		1,940,005

	Electric Utilities—3.5%
13,650	American Electric Power Co., Inc.	828,828
17,460	Edison International	1,143,281
11,000	Entergy Corp.	962,280
		2,934,389

	Electronic Equipment, Instruments &
	Components—1.8%
6,740	Arrow Electronics, Inc.*	390,179
460	Avnet, Inc.	19,789
65,140	Flextronics International, Ltd.*	728,265
15,260	Jabil Circuit, Inc.	333,126
		1,471,359

The accompanying notes are an integral part of these financial statements.

27

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Energy Equipment and Services—4.1%
8,270	Baker Hughes, Inc.	$463,699
17,600	Cameron International Corp.*	879,120
12,940	Halliburton Co.	508,930
17,190	Nabors Industries, Ltd.	223,126
16,500	Oil States International, Inc.*	806,850
22,420	Patterson-UTI Energy, Inc.	371,948
8,070	Superior Energy Services, Inc.	162,611
		3,416,284

	Food and Staples Retailing—1.9%
14,890	Kroger Co. (The)	956,087
7,620	Wal-Mart Stores, Inc	654,406
		1,610,493

	Food Products—2.9%
4,500	Archer-Daniels-Midland Co	234,000
10,720	Bunge, Ltd.	974,555
11,080	Pilgrim’s Pride Corp.†,*	363,313
21,710	Tyson Foods, Inc., Class A	870,354
		2,442,222

	Health Care Providers and Services—11.5%
7,280	Aetna, Inc.	646,682
10,370	AmerisourceBergen Corp.	934,959
7,270	Anthem, Inc.	913,621
12,800	Cardinal Health, Inc.	1,033,344
6,100	Cigna Corp	627,751
11,880	Express Scripts Holding Co.*	1,005,880
12,940	HCA Holdings, Inc.*	949,667
11,800	Health Net Inc/CA*	631,654
7,200	Humana, Inc.†	1,034,136
4,430	McKesson Corp	919,579
12,230	Omnicare, Inc.	891,934
		9,589,207

	Household Durables—1.2%
5,110	Whirlpool Corp	990,011

	Independent Power Producers and Energy Traders—2.3%
60,450	AES Corp./VA	832,396
39,800	Calpine Corp.*	880,774
6,120	NRG Energy, Inc.	164,934
		1,878,104
	Insurance—11.2%
16,570	Allstate Corp. (The)	1,164,042
26,860	American International Group, Inc.	1,504,429
7,060	Assurant, Inc.	483,116
13,200	Assured Guaranty, Ltd	343,068
9,590	Axis Capital Holdings, Ltd	489,953
7,510	Chubb Corp	777,060
3,600	Everest Re Group, Ltd	613,080
11,700	Lincoln National Corp	674,739
4,520	PartnerRe, Ltd	515,868
5,550	Reinsurance Group of America, Inc.	486,291
4,870	RenaissanceRe Holdings, Ltd.†	473,461
11,170	Travelers Cos., Inc. (The)	1,182,344
16,490	Unum Group	575,171
		9,282,622

	Internet Software and Services—0.1%
2,200	VeriSign, Inc.†,*	125,400

	IT Services—1.6%
9,390	Amdocs, Ltd.†	438,090
3,840	Computer Sciences Corp	242,112
34,700	Western Union Co.†	621,477
		1,301,679

	Machinery—0.5%
13,470	Trinity Industries, Inc.†	377,295

	Media—0.3%
10,640	Cablevision Systems Corp.†	219,610

	Metals and Mining—1.1%
12,050	Alcoa, Inc.	190,270
28,300	United States Steel Corp.†	756,742
		947,012

	Multi-Utilities—0.2%
3,000	PG&E Corp	159,720

	Multiline Retail—1.1%
13,530	Macy’s, Inc.	889,598

The accompanying notes are an integral part of these financial statements.

28

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

		Value
Shares		(Note 1)
	Oil, Gas and Consumable
	Fuels—6.7%
3,630	Chevron Corp	$407,213
16,660	Exxon Mobil Corp	1,540,217
9,310	Marathon Petroleum Corp	840,321
4,430	Phillips 66	317,631
7,450	SM Energy Co.†	287,421
11,800	Tesoro Corp	877,330
21,360	Valero Energy Corp	1,057,320
6,300	Western Refining, Inc.	238,014
		5,565,467

	Real Estate Management and
	Development—0.8%
19,500	CBRE Group, Inc.*	667,875

	Road and Rail—1.0%
12,500	Avis Budget Group, Inc.†,*	829,125

	Semiconductors and Semiconductor
	Equipment—2.9%
48,100	Intel Corp.†	1,745,549
19,500	Micron Technology, Inc.*	682,695
		2,428,244
	Software—0.2%
4,960	Take-Two Interactive
	Software, Inc.†,*	139,029

	Specialty Retail—1.1%
16,040	Foot Locker, Inc.	901,127

	Thrifts and Mortgage
	Finance—0.5%
25,790	Radian Group, Inc.†	431,209

	Tobacco—1.9%
4,340	Altria Group, Inc.	213,832
14,620	Lorillard, Inc.	920,183
5,410	Philip Morris International, Inc.	440,644
		1,574,659

	TOTAL COMMON STOCKS
	(Cost $69,980,634)	80,977,395

	Exchange-Traded
	Fund—0.9%
7,540	iShares Russell 1000 Value ETF
	(Cost $800,027)	787,176

Par
Amount		Yield	Maturity
	SHORT-TERM INVESTMENTS—10.4%	`
$1,993,848	State Street Bank and Trust Co. (Euro Time Deposit)	0.010%	01/02/2015	1,993,848

Shares
6,617,512	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	0.193%	6,617,512
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,611,360)		8,611,360

	TOTAL INVESTMENTS AT VALUE—108.8%
	(Cost $79,392,021)		90,375,931
	Liabilities in Excess of Other Assets—(8.8)%		(7,341,015)
	NET ASSETS—100.0%		$83,034,916

Notes to the Schedule of Investments:

*	Non-income producing security
†	Denotes all or a portion of security on loan (Note 1)
††	Represents collateral received from securities lending transactions

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

29

M Large Cap Value Fund

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

December 31, 2014

At December 31, 2014, industry sector diversification of the M Large Cap Value Fund’s investments as a percentage of net assets was as follows:

Percentage
of Net
Summary of Sector Classifications	Assets
Financials	28.3%
Health Care	13.9%
Energy	10.8%
Industrials	10.2%
Information Technology	9.5%
Consumer Staples	7.3%
Consumer Discretionary	6.2%
Utilities	6.0%
Materials	3.0%
Telecommunication Services	2.3%
Exchange-traded	0.9%
Short-Term Investments	10.4%
Total	108.8%

The accompanying notes are an integral part of these financial statements.

30

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

			M Capital
	M International	M Large Cap	Appreciation	M Large Cap
	Equity Fund	Growth Fund	Fund	Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Schedules of Investments	$219,111,224	$192,333,166	$211,468,798	$90,375,931
Cash denominated in foreign currencies***	496	—	—	—
Receivable from:
Securities sold	29,884	1,687,924	507,069	109,564
Capital stock subscriptions	112,784	22,676	15,991	46,021
Dividends and interest	441,258	54,767	72,127	61,505
Prepaid expenses	97	60	64	30
Total assets	219,695,743	194,098,593	212,064,049	90,593,051

Liabilities:
Payable for:
Securities purchased	136,637	1,297,712	371,221	860,490
Capital stock redemptions	283,829	27,771	39,786	11,791
Investment Adviser, net (Note 2)	132,577	89,963	135,191	31,643
Payable upon return of securities loaned (Note 1)	1,549,019	14,729,915	30,486,938	6,617,512
M Financial Group-compliance expense (Note 2)	4,707	3,456	3,505	1,704
Accrued expenses and other liabilities	63,996	45,474	47,011	34,995
Total liabilities	2,170,765	16,194,291	31,083,652	7,558,135
Net assets	$217,524,978	$177,904,302	$180,980,397	$83,034,916

Net assets consist of:
Paid-in capital	$333,814,789	$128,008,432	$102,471,059	$70,011,088
Undistributed (distributions in excess of) net investment income	(1,820,226)	49,029	—	—
Accumulated net realized gain (loss) on investments	(129,016,958)	7,320,637	1,914,941	2,039,918
Net unrealized appreciation on investments and foreign currency	14,547,373	42,526,204	76,594,397	10,983,910
Net assets	$217,524,978	$177,904,302	$180,980,397	$83,034,916

Shares outstanding#	18,239,934	7,427,750	5,988,596	6,215,106

Net asset value, offering price and redemption price per share	$11.93	$23.95	$30.22	$13.36

* Cost of investments	$204,525,278	$149,806,962	$134,874,401	$79,392,021
** Includes securities on loan with values of	$1,484,315	$14,261,523	$29,557,276	$6,399,535
*** Cost of cash denominated in foreign currencies	$498	$—	$—	$—

#	The number of authorized shares with a par value of $0.001 per share, for each of the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund is 100,000,000.

The accompanying notes are an integral part of these financial statements.

31

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

			M Capital
	M International	M Large Cap	Appreciation	M Large Cap
	Equity Fund	Growth Fund	Fund	Value Fund
Investment income:
Interest	$442	$135	$385	$93
Securities lending income	154,349	5,897	298,896	10,439
Dividends*	7,227,570	1,472,604	1,026,283	1,532,551
Total investment income	7,382,361	1,478,636	1,325,564	1,543,083
Expenses:
Investment Advisory fee (Note 2)	1,869,116	1,064,817	1,637,623	401,545
Custody, fund accounting, transfer agent and administration fees	467,489	174,021	196,994	131,223
Professional fees	27,824	26,003	25,259	23,272
Printing and shareholder reporting	17,496	15,402	15,865	12,810
Directors’ fees and expenses	50,563	40,364	38,304	17,337
Compliance expenses (Note 2)	19,901	13,194	13,478	6,658
Other	39,333	24,631	25,223	12,669
Total expenses	2,491,722	1,358,432	1,952,746	605,514
Net investment income (loss)	4,890,639	120,204	(627,182)	937,569
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	16,586,929	22,539,682	19,187,633	10,109,251
Foreign currency transactions	(25,442)	—	—	—
Net realized gain	16,561,487	22,539,682	19,187,633	10,109,251
Net change in unrealized appreciation (depreciation) on:
Investments	(36,520,130)	(4,687,351)	2,533,556	(2,755,060)
Foreign currency and net other assets	(43,814)	—	—	—
Net change in unrealized appreciation (depreciation)	(36,563,944)	(4,687,351)	2,533,556	(2,755,060)
Net realized and unrealized gain (loss)	(20,002,457)	17,852,331	21,721,189	7,354,191
Net increase (decrease) in net assets resulting from operations	$(15,111,818)	$17,972,535	$21,094,007	$8,291,760

* Net of foreign taxes withheld of:	$780,372	$36,696	$8,443	$1,654

The accompanying notes are an integral part of these financial statements.

32

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	M International		M Large Cap
	Equity Fund		Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Increase (decrease) in net assets from:
Operations:
Net investment income	$4,890,639	$4,567,039	$120,204	$402,078
Net realized gain on investments and foreign currency transactions	16,561,487	2,565,892	22,539,682	25,630,644
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(36,563,944)	35,293,904	(4,687,351)	24,652,140
Net increase (decrease) in net assets resulting from operations	(15,111,818)	42,426,835	17,972,535	50,684,862
Distributions to shareholders:
From net investment income	(5,364,651)	(6,811,012)	(71,175)	(922,797)
From net realized capital gains	—	—	(22,598,397)	(8,763,576)
Total distributions to shareholders	(5,364,651)	(6,811,012)	(22,669,572)	(9,686,373)
Fund share transactions (Note 4):
Proceeds from shares sold	22,905,846	56,854,525	22,772,014	33,315,175
Net asset value of shares issued on reinvestment of distributions	5,364,651	6,811,012	22,669,572	9,686,373
Cost of shares repurchased	(92,009,217)	(40,541,813)	(46,104,278)	(43,009,447)
Net increase (decrease) in net assets resulting from Fund share transactions	(63,738,720)	23,123,724	(662,692)	(7,899)
Total change in net assets	(84,215,189)	58,739,547	(5,359,729)	40,990,590

Net Assets:
Beginning of year	301,740,167	243,000,620	183,264,031	142,273,441
End of year*	$217,524,978	$301,740,167	$177,904,302	$183,264,031

* Including undistributed (distributions in excess of) net investment income of:	$(1,820,226)	$(2,253,283)	$49,029	$19,585

The accompanying notes are an integral part of these financial statements.

33

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	M Capital		M Large Cap
	Appreciation Fund		Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(627,182)	$(375,993)	$937,569	$1,208,542
Net realized gain on investments and foreign currency transactions	19,187,633	16,327,441	10,109,251	22,168,046
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,533,556	38,599,102	(2,755,060)	62,513
Net increase (decrease) in net assets resulting from operations	21,094,007	54,550,550	8,291,760	23,439,101
Distributions to shareholders:
From net investment income	—	—	(937,026)	(2,191,583)
From net realized capital gains	(17,536,408)	(16,224,308)	(8,902,580)	(7,280,727)
Total distributions to shareholders	(17,536,408)	(16,224,308)	(9,839,606)	(9,472,310)
Fund share transactions (Note 4):
Proceeds from shares sold	19,882,302	20,345,350	15,132,800	17,210,580
Net asset value of shares issued on reinvestment of distributions	17,536,408	16,224,308	9,839,606	9,472,310
Cost of shares repurchased	(47,102,523)	(29,712,140)	(33,422,886)	(15,843,661)
Net increase (decrease) in net assets resulting from Fund share transactions	(9,683,813)	6,857,518	(8,450,480)	10,839,229
Total change in net assets	(6,126,214)	45,183,760	(9,998,326)	24,806,020

Net Assets:
Beginning of year	187,106,611	141,922,851	93,033,242	68,227,222
End of year*	$180,980,397	$187,106,611	$83,034,916	$93,033,242

* Including undistributed (distributions in excess of) net investment income of:	$—	$—	$—	$1,307

The accompanying notes are an integral part of these financial statements.

34

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M International Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.15	$11.57	$9.78	$11.72	$11.57

Income from investment operations:
Net investment income‡	0.24	0.20	0.19	0.30	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	(1.16)	1.68	1.83	(1.89)	0.19
Total from investment operations	(0.92)	1.88	2.02	(1.59)	0.53
Less distributions to shareholders:
From net investment income	(0.30)	(0.30)	(0.23)	(0.35)	(0.38)
Total distributions	(0.30)	(0.30)	(0.23)	(0.35)	(0.38)
Net asset value, end of year	$11.93	$13.15	$11.57	$9.78	$11.72

Total Return+	(7.06)%	16.32%	20.68%	(13.56)%	4.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$217,525	$301,740	$243,001	$232,953	$295,324
Net expenses to average daily net assets	0.93%	0.94%	0.95%	0.93%	0.91%
Net investment income to average daily net assets	1.83%	1.65%	1.75%	2.69%	3.02%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	N/A	0.97%	0.95%	0.92%
Net investment income	N/A	N/A	1.73%	2.67%	3.01%
Portfolio turnover rate	15%	14%	15%	103%¤	11%

‡	Calculation based on average shares outstanding.
+	Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.
¤	The increase in portfolio turnover rate during the year was primarily attributable to portfolio adjustments made in response to a change in the Fund’s sub-adviser.

The accompanying notes are an integral part of these financial statements.

35

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$24.74	$19.20	$16.10	$16.23	$13.24

Income from investment operations:
Net investment income (loss)‡	0.02	0.05	0.08	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	2.45	6.86	3.03	(0.14)	3.05
Total from investment operations	2.47	6.91	3.11	(0.13)	3.04
Less distributions to shareholders:
From net investment income	(0.01)	(0.12)	(0.01)	—	(0.05)
From net realized capital gains	(3.25)	(1.25)	—	—	—
Total distributions	(3.26)	(1.37)	(0.01)	—	(0.05)
Net asset value, end of year	$23.95	$24.74	$19.20	$16.10	$16.23

Total Return+	10.21%	36.15%	19.31%	(0.80)%	23.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$177,904	$183,264	$142,273	$101,129	$110,644
Net expenses to average daily net assets	0.75%	0.77%	0.80%	0.83%	0.83%
Net investment income (loss) to average daily net assets	0.07%	0.25%	0.42%	0.06%	(0.11)%
Portfolio turnover rate	46%	74%	67%	78%	81%

‡	Calculation based on average shares outstanding.
+	Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

36

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Capital Appreciation Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$29.71	$23.38	$21.33	$25.94	$20.47

Income from investment operations:
Net investment income (loss)‡	(0.11)	(0.06)	0.02	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investments	3.81	9.13	3.67	(1.77)	5.54
Total from investment operations	3.70	9.07	3.69	(1.86)	5.52
Less distributions to shareholders:
From net investment income	—	—	(0.08)	—	(0.05)
From net realized capital gains	(3.19)	(2.74)	(1.56)	(2.75)	—
Total distributions	(3.19)	(2.74)	(1.64)	(2.75)	(0.05)
Net asset value, end of year	$30.22	$29.71	$23.38	$21.33	$25.94

Total Return+	12.42%	39.20%	17.43%	(7.22)%	27.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$180,980	$187,107	$141,923	$132,680	$156,460
Net expenses to average daily net assets	1.07%	1.07%	1.10%	1.10%	1.10%
Net investment income (loss) to average daily net assets	(0.34)%	(0.23)%	0.10%	(0.35)%	(0.09)%
Portfolio turnover rate	17%	18%	21%	35%	22%

‡	Calculation based on average shares outstanding.
+	Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

The accompanying notes are an integral part of these financial statements.

37

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

	M Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.77	$11.44	$9.84	$10.30	$9.50

Income from investment operations:
Net investment income‡	0.15	0.20	0.16	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.20	3.68	1.53	(0.50)	0.84
Total from investment operations	1.35	3.88	1.69	(0.42)	0.87
Less distributions to shareholders:
From net investment income	(0.17)	(0.37)	(0.09)	(0.04)	(0.07)
From net realized capital gains	(1.59)	(1.18)	—	—	—
Total distributions	(1.76)	(1.55)	(0.09)	(0.04)	(0.07)
Net asset value, end of year	$13.36	$13.77	$11.44	$9.84	$10.30

Total Return+	9.68%	34.22%	17.29%	(4.11)%	9.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$83,035	$93,033	$68,227	$65,188	$78,650
Net expenses to average daily net assets	0.68%	0.61%	0.64%	0.89%	0.88%
Net investment income to average daily net assets	1.05%	1.52%	1.47%	0.81%	0.34%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.78%	0.93%	0.91%	0.90%
Net investment income	N/A	1.35%	1.18%	0.79%	0.32%
Portfolio turnover rate	80%	154%¤	41%	35%	49%

‡	Calculation based on average shares outstanding.
+	Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.
¤	The increase in portfolio turnover rate during the year was primarily attributable to portfolio adjustments made in response to a change in the Fund’s sub-adviser.

The accompanying notes are an integral part of these financial statements.

38

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the “Company”) was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2014, the Company consisted of four separate diversified investment portfolios: M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund (each singularly a “Fund” or collectively the “Funds”), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to certain insurance company separate accounts, which serve as the underlying funding vehicles for certain variable annuity and variable life insurance policies. These annuities and insurance policies are offered by members of M Financial Holdings Incorporated (“M Financial Group”) and are issued by certain life insurance companies. Shares of the Funds may also be sold to qualified pension and retirement plans.

M International Equity Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States, with a focus on stocks with capitalizations of $1 billion or more. M Large Cap Growth Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in large-cap equity securities, including common stocks, preferred stocks and American Depositary Receipts, with capitalizations of $10 billion or more. M Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with capitalization of those companies found in the Russell 2500 Index. M Large Cap Value Fund seeks long-term capital appreciation with a strategy of normally investing at least 80% of its total assets in the large-capitalization segment of the U.S. stock market (defined by the Fund’s sub-adviser as $5 billion or more), including equity securities of U.S. issuers.

1.	Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities and other similar investments traded on a U.S. exchange are valued at the most recent bid price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities and other

39

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Significant Accounting Policies (Continued)

similar investments traded on NASDAQ are valued at the most recent bid price. Equity securities and other similar investments traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value. The Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%. The use of a fair value price may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation date or, if no sale occurs, at the most recent bid price. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which a pricing service supplies no quotations or quotations are not deemed to be representative of market value or for which there are no readily available market quotations are valued at fair value as determined in good faith by the Pricing Committee appointed by the Board of Directors (excluding debt securities with a remaining maturity of sixty days or less).

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is utilized to maximize the use of observable data inputs and minimize the use of unobservable data inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use to price the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use to price the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use to price the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments;

•	Level 2—quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the year ended December 31, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on

40

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Significant Accounting Policies (Continued)

models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

As of December 31, 2014, all of the Funds, with the exception of M International Equity Fund, had (i) all long-term investments classified as Level 1, as represented on the Schedule of Investments; and (ii) all short-term investments classified as Level 2.

The following is a summary of the inputs used as of December 31, 2014 in valuing the M International Equity Fund investments:

Asset Valuation Input

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Austria	$—	$1,873,184	$—	$1,873,184
Belgium	—	6,682,253	—	6,682,253
Brazil	2,906,968	—	—	2,906,968
Canada	550,422	—	—	550,422
Colombia	1,094,680	—	—	1,094,680
Denmark	—	5,305,363	—	5,305,363
France	259,362	37,756,317	—	38,015,679
Germany	—	23,949,386	—	23,949,386
Hong Kong	—	2,617,761	—	2,617,761
Italy	—	3,260,621	—	3,260,621
Japan	—	18,321,249	—	18,321,249
Jersey	—	5,156,050	—	5,156,050
Malaysia	—	1,691,185	—	1,691,185
Netherlands	7,512,419	—	—	7,512,419
Singapore	—	3,297,904	—	3,297,904
Spain	—	8,330,074	—	8,330,074
Sweden	—	11,274,331	—	11,274,331
Switzerland	3,676,550	33,229,058	—	36,905,608

41

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Significant Accounting Policies (Continued)

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
United Kingdom	$201,080	$28,628,512	$—	$28,829,592
United States	4,739,368	—	—	4,739,368
Total Common Stocks	16,910,931	195,403,166	—	212,314,097
Warrants
Malaysia	171,489	—	—	171,489
Total Warrants	171,489	—	—	171,489
Rights
Spain	51,531	—	—	51,531
Total Rights	51,531	—	—	51,531
Preferred Stock
United Kingdom	50,846	—	—	50,846
Total Preferred Stock	50,846	—	—	50,846
Short-Term Investments
Short-Term Investments	—	4,974,242	—	4,974,242
Investments in Securities Lending Collateral .	—	1,549,019	—	1,549,019
Total Short-Term Investments	—	6,523,261	—	6,523,261
Total	$17,184,797	$201,926,427	$—	$219,111,224

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1	Level 2	Level 1	Level 2
M International Equity Fund	$—	$237,960,982	$237,960,982	$—

*	The Fund(s) recognize transfers between levels that occurred at the beginning of the year, December 31, 2013.

During the year ended December 31, 2014, financial assets with a combined fair value of $237,960,982 held by M International Equity Fund transferred from Level 1 to Level 2. At December 31, 2013, these financial assets were priced using unadjusted quoted market prices. At December 31, 2014, these financial assets were priced with a fair value factor applied to quoted market prices.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if

42

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Significant Accounting Policies (Continued)

applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company based on average net assets of each Fund.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund and timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterizations of distributions made by each Fund and reclassifications to paid-in capital.

Securities Lending

The Funds participate in a securities lending program, under the terms of a Securities Lending Agency Agreement, whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (U.S. currency) as collateral against the loaned securities. Such collateral is invested by the securities lending agent in a money market mutual fund that meets certain quality and diversification requirements in accordance with Rule 2a-7 under the 1940 Act. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any change in the amount of collateral is delivered to or paid by the Fund the next day. The collateral value does not include the calculated mark, which is the amount charged/returned to the borrower daily to maintain 102%/105% of market value. There is a day lag in receiving the mark and at times the collateral percentage may be above or below 102%/105%.

The collateral received is recorded on a lending Fund’s statement of assets and liabilities, along with the related obligation to return the collateral. A Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. Upon an event of default under the Securities Agency Lending Agreement, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the Internal Revenue Code of 1986, as amended.

43

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.	Significant Accounting Policies (Continued)

Income generated from the investment of cash collateral, less negotiated rebate fees paid to the borrower through State Street Bank and Trust Company as the securities lending agent, is the source of the Fund’s securities lending income, 70% of which is paid to the Fund, 30% of which is paid to the custodian as securities lending agent.

The following table presents financial instruments that are subject to enforceable netting arrangements as of December 31, 2014.

			Net Amounts
		Gross	of Assets	Gross Amount Not Offset
		Amounts	Presented	in the Statement
	Gross	Offset in the	in the	of Assets and Liabilities
	Amounts of	Statement	Statement		Cash
	Recognized	Assets	Assets	Financial	Collateral	Net
Fund	Assets	and Liabilities	and Liabilities	Instruments	Received	Amount
M International Equity Fund	$1,549,019	$—	$1,549,019	$—	$1,549,019	$—

M Large Cap Growth Fund	$14,729,915	$—	$14,729,915	$—	$14,729,915	$—

M Capital Appreciation Fund	$30,486,938	$—	$30,486,938	$—	$30,486,938	$—

M Large Cap Value Fund	$6,617,512	$—	$6,617,512	$—	$6,617,512	$—

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds did not have any unrecognized tax benefits as of December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds’ tax returns are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, December 2011 through December 2013. No examination of any of the Funds’ tax filings is currently in progress.

2.	Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the “Advisory Agreement”) with M Financial Investment Advisers, Inc. (the “Adviser”), a wholly-owned subsidiary of M Financial Group. The Advisory

44

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Advisory Fee and Other Transactions with Affiliates (Continued)

Agreement provides that the Funds will pay the Adviser a fee at an annual rate of the value of each Fund’s average daily net assets as follows:

Fund	Total Advisory Fees
M International Equity Fund	0.70% on the first $1 billion
0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of the first $50 million
0.60% of the next $50 million
0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund	0.45% of the first $250 million
0.35% of the next $250 million
0.30% of the next $250 million
0.275% on amounts thereafter

For the period from May 1, 2014 to April 30, 2015, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized daily average net assets. The Adviser did not have to make any reimbursements to the Funds during the year ended December 31, 2014.

Prior to May 1, 2014, the Adviser had contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized daily average net assets.

The Adviser has engaged Northern Cross, LLC, DSM Capital Partners LLC, Frontier Capital Management Company, LLC and AJO, LP to act as sub-advisers to provide day-to-day portfolio management for the M International Equity Fund, the M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund, respectively.

As compensation for their services, each sub-adviser receives a fee based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
M International Equity Fund	0.55% on the first $1 billion
0.50% on the amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million
0.45% on the next $50 million
0.40% on the amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund	0.30% on the first $250 million
0.20% on the next $250 million
0.15% on the next $250 million
0.125% on amounts thereafter

45

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Advisory Fee and Other Transactions with Affiliates (Continued)

The sub-advisory fees are paid by the Adviser out of the investment advisory fees disclosed above.

M Holdings Securities, Inc. acts as distributor (the “Distributor”) for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

The Company pays no compensation to its officers, other than the Chief Compliance Officer (“CCO”). The Company pays each interested Director $1,500 per meeting attended. The Company pays each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually. CCO compensation is paid to M Financial Group pursuant to an employee leasing agreement between the Company and M Financial Group and is included under compliance expenses on the Funds’ Statements of Operations.

3.	Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2014, were as follows:

	Non-U.S.
	Government Securities
	Purchases	Sales
M International Equity Fund	$40,271,649	$103,966,629
M Large Cap Growth Fund	82,594,995	105,721,118
M Capital Appreciation Fund	30,906,823	55,119,045
M Large Cap Value Fund	70,857,538	89,260,113

4.	Common Stock

Changes in the capital shares outstanding were as follows:

	M International Equity Fund		M Large Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Shares sold	1,759,225	4,660,516	921,710	1,535,828
Shares repurchased	(6,905,718)	(3,241,766)	(1,838,526)	(1,937,106)
Distributions reinvested	440,448	530,724	936,598	398,260
Net increase (decrease)	(4,706,045)	1,949,474	19,782	(3,018)
Fund Shares:
Beginning of year	22,945,979	20,996,505	7,407,968	7,410,986
End of year	18,239,934	22,945,979	7,427,750	7,407,968

46

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.	Common Stock (Continued)

	M Capital Appreciation Fund		M Large Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Shares sold	637,317	720,526	1,062,935	1,293,399
Shares repurchased	(1,519,859)	(1,050,680)	(2,325,331)	(1,200,925)
Distributions reinvested	573,099	558,343	722,634	696,445
Net increase (decrease)	(309,443)	228,189	(539,762)	788,919
Fund Shares:
Beginning of year	6,298,039	6,069,850	6,754,868	5,965,949
End of year	5,988,596	6,298,039	6,215,106	6,754,868

5.	Financial Instruments

Forward Currency Exchange Contracts

M International Equity Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered.

The Funds did not engage in derivative transactions for the year ended December 31, 2014.

Foreign Investments and Foreign Currency

Each of the Funds may invest in securities of companies that are organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored American Depositary Receipt (“foreign issuers”). M International Equity Fund may also invest in non-U.S. dollar denominated securities and securities of foreign issuers represented by European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). The value of all assets and liabilities expressed in foreign currencies are translated into U.S. dollars at the exchange rates captured as of twelve noon Eastern Time each business day other than market holidays or early closures. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

47

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.	Financial Instruments (Continued)

M International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at year end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Because investment in foreign issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in foreign issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. To the extent that a Fund’s assets consist of investments denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

48

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

6.	Beneficial Interest

Shares of the Funds are owned by insurance companies through their separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts and by M Financial Holdings Incorporated through direct ownership of seed money and general investment shares. As of December 31, 2014, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, Security Life of Denver (an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”)), Lincoln National Life Insurance Co., New York Life Insurance Co., Nationwide Financial Services, Inc., Delaware Life Insurance Co. and TIAA-CREF Life Insurance Co. and M Financial Holdings Incorporated owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of each Fund because their separate accounts hold more than 25% of the shares of each Fund.

As of December 31, 2014 the ownership of each Fund was as follows:

	Percentage of Ownership
		John Hancock		Pruco Life	Security
	M Financial	Variable Life	Pacific Life	Insurance Co.	Life of
	Holdings, Inc.	Insurance Co.	Insurance Co.	Of Arizona	Denver
M International Equity Fund .	0.9%	43.9%	39.0%	3.6%	6.1%
M Large Cap Growth Fund	1.2%	47.6%	34.8%	5.2%	3.8%
M Capital Appreciation Fund	1.2%	45.3%	41.7%	1.7%	5.0%
M Large Cap Value Fund	2.7%	46.6%	33.0%	4.8%	2.8%

	Percentage of Ownership
	Lincoln			Nationwide		TIAA-CREF
	National Life	New York Life		Financial	Delaware Life	Life
	Insurance Co.	Insurance Co.		Services, Inc.	Insurance Co.	Insurance Co.
M International Equity Fund .	2.9%	0.0	%(1)	1.4%	1.4%	0.8%
M Large Cap Growth Fund	2.8%	—%		0.6%	2.9%	1.1%
M Capital Appreciation Fund	2.7%	—%		0.7%	1.1%	0.6%
M Large Cap Value Fund	5.4%	—%		1.3%	1.4%	2.0%

(1)	Amount rounds to less than 0.05%.

49

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Tax Information

At December 31, 2014, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

				Tax Basis
	Federal	Tax Basis	Tax Basis	Net Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
M International Equity Fund	$206,487,461	$27,420,597	$(14,796,834)	$12,623,763
M Large Cap Growth Fund	149,844,952	43,065,282	(577,068)	42,488,214
M Capital Appreciation Fund	135,627,358	81,354,730	(5,513,290)	75,841,440
M Large Cap Value Fund	79,433,663	13,020,254	(2,077,986)	10,942,268

The tax character of distributions paid during 2014 and 2013 was as follows:

	December 31,	December 31,
	2014	2013
M International Equity Fund
Distributions paid from:
Ordinary Income	$5,364,651	$6,811,012

M Large Cap Growth Fund
Distributions paid from:
Ordinary Income	$1,779,382	$922,797
Long-Term Capital Gain	20,890,190	8,763,576
Total Distributions	$22,669,572	$9,686,373

M Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$21,762	$—
Long-Term Capital Gain	17,514,646	16,224,308
Total Distributions	$17,536,408	$16,224,308

M Large Cap Value Fund
Distributions paid from:
Ordinary Income	$4,191,292	$2,191,583
Long-Term Capital Gain	5,648,314	7,280,727
Total Distributions	$9,839,606	$9,472,310

50

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Tax Information (Continued)

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed			Unrealized	Total
	Ordinary	Long-Term	Capital Loss	Deferred Post	Appreciation/	Distributable
	Income	Gain	Carryforwards	October Losses	Depreciation	Earnings
M International Equity Fund	$52,619	$—	$(128,859,953)	$(67,621)	$12,585,144	$(116,289,811)
M Large Cap Growth Fund	2,097,985	5,309,671	—	—	42,488,214	49,895,870
M Capital Appreciation Fund	—	2,886,922	—	(219,024)	75,841,440	78,509,338
M Large Cap Value Fund	—	2,081,560	—	—	10,942,268	13,023,828

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expirations dates, whichever occurs first. At December 31, 2014, M International Equity Fund had available, for federal tax purposes, unused short-term capital losses of $43,585,941 and $10,383,578, expiring on December 31, 2017 and 2018, respectively. In addition, M International Equity Fund had unused short-term capital losses of $3,659,796 and unused long-term capital losses of $71,230,638 permitted to be carried for an unlimited period.

The following Fund(s) utilized capital loss carryforwards during the year ended December 31, 2014:

Capital Losses
M International Equity Fund	$15,726,057
M Large Cap Growth Fund	—
M Capital Appreciation Fund	—
M Large Cap Value Fund	—

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

51

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Tax Information (Continued)

During the year ended December 31, 2014, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, return of capital distributions from non-REIT securities, capital gain distributions from REITs, passive foreign investment company gains and losses and distribution re-designation.

Permanent differences incurred during the year ended December 31, 2014, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share:

		Undistributed
	Undistributed	(Accumulated)
	Net Investment	Net Realized
	Income (Loss)	Gain (Loss)	Paid-in Capital
M International Equity Fund	$907,069	$(907,069)	$—
M Large Cap Growth Fund	(19,585)	19,585	—
M Capital Appreciation Fund	627,182	(370,346)	(256,836)
M Large Cap Value Fund	(1,850)	1,850	—

8.	Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the current risk of loss is remote.

9.	Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no material impact to the Funds’ financial statements.

52

Report of Independent Registered Public Accounting Firm

To the Board of Directors of M Fund, Inc.

and the Shareholders of the

M International Equity Fund,

M Large Cap Growth Fund,

M Capital Appreciation Fund and

M Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund, each a series of shares of M Fund, Inc., including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 26, 2015

53

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director’s and Officer’s Tables

Interested Director:

Other
				Number of	Directorships
				Portfolios	Held by
	Position	Term of Office*		in Fund Complex	Director
	Held with	and Length of	Principal Occupations	Overseen by	During Past 5
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Years
Peter W. Mullin(1) 1125 NW Couch St. Suite 900 Portland, OR 97209 73	Director	Nineteen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency); Chairman, M Financial Holdings, Inc.	4	Avery Dennison from 1988 to 2013

Lawton M. Nease(1) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St. Suite 900 Portland, OR 97209 71	Director	Five Years	President, Nease, Lagana Eden & Culley (life insurance advisory firm)	4	NLEC

(1)	Mr. Mullin and Mr. Nease are deemed to be Interested Persons as defined by the 1940 Act, because they own 20.17% and 1.94%, respectively, of M Financial Group, which controls the Adviser. Mr. Mullin and Mr. Nease are also deemed to be Interested Persons because they are Directors of M Financial Group and because Mr. Nease is a Director of the Adviser.

*	In accordance with the Company’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company’s Articles of Incorporation.

54

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director’s and Officer’s Tables (Continued)

Independent Directors:

					Other
				Number of	Directorships
				Portfolios	Held by
	Position(s)	Term of Office*		in Fund Complex	Director
	Held with	and Length of	Principal Occupation(s)	Overseen by	During Past 5
Name, Address and Age	Fund	Time Served	During Past 5 Years	Director	Years
Gerald Bidwell Bidwell Capital LLC 1125 NW Couch St., Suite 900 Portland, OR 97209 72	Director and Chair of the Board	Nineteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1125 NW Couch St., Suite 900 Portland, OR 97209 74	Director	Nineteen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 63	Director and Audit Committee Chair	Seven Years	CEO and CIO, C.M. Capital Corp from February 2011 to present; President, C.M. Capital Corp from July 2010 to February 2011; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A

Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 64	Director	Three Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust from June 1982 to June 2014 (private foundation); President (2005 to present) and Director, Acorn Investors LLC from August 2004 to present (investment holding company); Principal Clifford Capital Partners LLC from April 2010 to present (investment manager).	4	Director, Oaktree Capital Group from November 2007 to present (investment manager).

55

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director’s and Officer’s Tables (Continued)

Principal Officers who are not Directors:

	Positions	Term of Office
	Held with	and Length of	Principal Occupations
Name, Address and Age	Fund	Time Served	During Past 5 Years
Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 44	Chief Compliance Officer	One Year Nine Years	Chief Compliance Officer of M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.

JoNell Hermanson 1125 NW Couch Street, Suite 900 Portland, OR 97209 55	President	One Year Eight Years*	President, M Financial Investment Advisers, Inc., February 2010-present; President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 49	Secretary and Treasurer	One year Eight Years	Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present.

*	Includes Ms. Hermanson’s previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

56

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company’s Form N-Q will be available on the Company’s website at www.mfin.com and on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Company’s proxy voting policies and procedures and the Company’s proxy voting record for the most recent twelve-month period ending June 30 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC’s website at www.sec.gov.

Tax Disclosures

For corporate shareholders, a portion of the ordinary dividends paid during the Fund’s year ended December 31, 2014 qualified for the dividends received deduction as follows.

Dividend Received
Fund	Deduction
M International Equity Fund	1.83%
M Large Cap Growth Fund	28.66%
M Capital Appreciation Fund	100.00%
M Large Cap Value Fund	29.77%

Pursuant to Internal Revenue Section 852(b), M Large Cap Growth Fund, M Capital Appreciation Fund and M Large Cap Value Fund paid $20,890,190, $17,514,646 and $5,648,314, respectively, which have been designated as capital gains distributions for the fiscal year ended December 31, 2014.

M International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign securities. Accordingly, the Fund made the following designations regarding its fiscal year ended December 31, 2014:

•	the total amount of foreign taxes creditable was $426,289.

•	the total amount of income sourced from foreign countries was $5,365,359.

57

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 to December 31, 2014.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different variable annuities or variable life insurance policies.

				Expenses
		Ending		Paid During
	Beginning	Account Value	Annualized	Period*
	Account Value	December 31,	Expense	(July 1, 2014 to
	July 1, 2014	2014	Ratio	December 31, 2014)
M International Equity Fund
Actual	$1,000.00	$778.20	0.94%	$4.21
Hypothetical (5% return before expenses)	1,000.00	1,020.50	0.94%	4.79
M Large Cap Growth Fund
Actual	1,000.00	1,174.70	0.76%	4.17
Hypothetical (5% return before expenses)	1,000.00	1,021.40	0.76%	3.87
M Capital Appreciation Fund
Actual	1,000.00	1,055.70	1.08%	5.60
Hypothetical (5% return before expenses)	1,000.00	1,019.80	1.08%	5.50

58

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited) (Continued)

				Expenses
		Ending		Paid During
	Beginning	Account Value	Annualized	Period*
	Account Value	December 31,	Expense	(July 1, 2014 to
	July 1, 2014	2014	Ratio	December 31, 2014)
M Large Cap Value Fund
Actual	$1,000.00	$1,067.10	0.69%	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.70	0.69%	3.52

*	Expenses are calculated using each Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

59

Item 2. Code of Ethics.

As of December 31, 2014, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2014, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has two audit committee financial experts serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Bruce Madding and Wayne Pierson, who are “independent” as defined in Item 3 of Form N-CSR. Mr. Madding serves as the Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

BBD, LLP served as the principal accountant for the Registrant for the fiscal years ended December 31, 2013 and December 31, 2014.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountant, BBD, LLP for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2013 and December 31, 2014 were $80,500 and $80,500, respectively.
(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2013 and December 31, 2014.
(c)	TAX FEES: The aggregate fees billed for professional services rendered by BBD, LLP for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2013 and December 31, 2014 were $10,500 and $10,500, respectively. Such services included the review of the Fund’s tax and excise returns.
(d)	ALL OTHER FEES: No such fees were billed to the Registrant by BBD, LLP for the fiscal years ended December 31, 2013 and December 31, 2014.
(e)	(1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.
(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)	Not applicable.
(g)	The aggregate fees billed by the Registrant’s principal accountant, BBD, LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2013 and December 31, 2014 were $10,500 and $10,500, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached hereto as Exhibit 12(a)(1).

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 12(a)(2).

(a)(3) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date:	March 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JoNell Hermanson
JoNell Hermanson
President/Principal Executive Officer

Date:	March 4, 2015

By:	/s/ David Lees
David Lees
Treasurer/Principal Financial
and Accounting Officer

Date:	March 4, 2015